                                                                    EXHIBIT 10.1

================================================================================


                               WARRANT AGREEMENT

                          Dated as of August 15, 1996

                                by and between

             INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.

                                      and

                             BANKERS TRUST COMPANY

                               as Warrant Agent


================================================================================

                              TABLE OF CONTENTS*

                                                                                 Page
                                                                                 ----
SECTION 1.     Definitions .....................................................    1

SECTION 2.     Appointment of Warrant Agent.....................................    7

SECTION 3.     Issuance of Warrants.............................................    7

SECTION 4.     Warrant Certificates.............................................    7

SECTION 5.     Execution of Warrant Certificates................................    8

SECTION 6.     Registration and Countersignature................................    9

SECTION 7.     Registration of Transfers and Exchanges..........................    9

SECTION 8.     Separation of Warrants; Terms of Warrants; Exercise of Warrants..   16

SECTION 9.     Payment of Taxes.................................................   18

SECTION 10.    Mutilated or Missing Warrant Certificates........................   19

SECTION 11.    Reservation of Warrant Shares....................................   19

SECTION 12.    Obtaining of Governmental Approvals and Stock Exchange Listings..   20

SECTION 13.    Reports..........................................................   20

SECTION 14.    Adjustment of Exercise Price and Number of Warrant
                Shares Issuable.................................................   20

SECTION 15.    No Dilution or Impairment........................................   30

SECTION 16.    Fractional Interests.............................................   30

SECTION 17.    Notice to Warrant Holders........................................   30

__________________________

* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

SECTION 18.    Merger, Consolidation or Change of Name of
               Warrant Agent....................................................   32

SECTION 19.    Warrant Agent....................................................   32

SECTION 20.    Registration Rights..............................................   34

SECTION 21.    Tag-Along Rights with Respect to Vanguard........................   44

SECTION 22.    Change of Warrant Agent..........................................   47

SECTION 23.    Notices to the Company and Warrant Agent.........................   47

SECTION 24.    Supplements and Amendments.......................................   48

SECTION 25.    Successors.......................................................   49

SECTION 26.    Termination......................................................   49

SECTION 27.    Governing Law; Jurisdiction......................................   49

SECTION 28.    Benefits of this Agreement.......................................   49

SECTION 29.    Counterparts.....................................................   49

SECTION 30.    Further Assurances...............................................   49

          WARRANT AGREEMENT dated as of August 15, 1996 between International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as Warrant Agent (the "Warrant Agent").

          WHEREAS, the Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), which will initially entitle the holders thereof to purchase up to an aggregate of 2,289,428 shares of Common Stock, $.01par value per share, of the Company (the "Common Stock") (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with an offering of an aggregate of $196,720,000 principal amount of the Company's 14% Senior Secured Discount Notes due 2001 (the "Senior Notes"), and 196,720 Warrants, each Warrant initially entitling the holder thereof to purchase 11.638 Warrant Shares. The Senior Notes and Warrants will be sold in Units, each Unit consisting of one $1,000 principal amount of Senior Notes and one Warrant; and

          WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

          NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties herein agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used herein and not otherwise
                 -----------
defined shall have the meanings assigned to such terms in the Indenture governing the Senior Notes of even date herewith between the Company and Marine Midland Bank, as trustee (the "Indenture"). In addition, unless otherwise indicated, the following terms used herein shall have the meanings set forth below:

          "Act" means the Securities Act of 1933, as amended.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this Agreement, (i) holding office as an executive officer or director of a Person or (ii) beneficial ownership of 10% or more of the equity securities of a Person, either individually or as part of a group, shall be deemed to be control.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certificate, which is delivered to the Warrant Agent.

          "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

          "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, whether direct or indirect (by way of a merger, consolidation or otherwise), by the Company or a Subsidiary of the Company, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person other than a wholly owned subsidiary of the Company; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) any Person or group (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than Permitted Holders, directly or indirectly acquires more than 50% of the total voting power of all classes of voting stock of the Company and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis; or (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

          "Continuing Directors" means, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the date of this Agreement, (ii) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination.

          "Current Market Value" means for each share of Common Stock or for any other security at any date:

                    (1) if the security is registered under the Exchange Act, the average of the daily Market Prices for each business day during the period commencing 30 business days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 30 consecutive business days before such date, then the average of the daily Market Prices for all of the business days before such date for which daily market prices are available. If the Market Price is not determinable for at least 15 business days in such period, the Current Market Value of the security shall be determined as if the security was not registered under the Exchange Act; or

                    (2) in the event a security is not registered under the Exchange Act, if any single transaction or series of related transactions for which the Current Market Value of the security is being determined involves consideration of less than $2,000,000, the value of the security determined in good faith by the

          Board of Directors of the issuer of the security and certified in a Board Resolution; or

                    (3) in the event a security is not registered under the Exchange Act, if any single transaction or series of related transactions for which the Current Market Value of the security is being determined involves consideration equal to or exceeding $2,000,000, then (i) the value of the security determined in good faith by the Board of Directors of the issuer of the security and certified in a Board Resolution, based on the most recently completed arm's length cash investment transaction between the issuer of the security and a Person other than an Affiliate (as defined below) of the issuer of the security in which such determination is necessary and the closing of which occurs on such date or shall have occurred within six months preceding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the security most recently determined as of a date within the six-months preceding such date by an Independent Financial Expert or
          (iii) if neither clause (i) or (ii) is applicable, the value of the security determined as of such date by an Independent Financial Expert.

          "Exercise Event" means (i) a Change of Control, (ii) the closing of an Initial Public Offering, (iii) the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company or (iv) August 14, 2001.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Existing Preferred Stock" means each authorized and outstanding series of the Company's Preferred Stock, par value $0.01 per share, as of the date of this Agreement.

          "Fair Market Value" means, with respect to the Common Stock, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (without giving effect to any discount for lack of liquidity or to the fact that shares of Common Stock may not be registered under the Exchange Act). In connection with a Warrant Repurchase, Fair Market Value shall be determined as of the business day immediately preceding the Triggering Date by an Independent Financial Expert in an opinion letter delivered and addressed to the Warrant Agent.

          "Fully Diluted Shares" means (i) shares of Common Stock outstanding as of a specified date and (ii) shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are at any time exercisable, convertible or exchangeable (including the Warrants).

          "Independent Financial Expert" means a nationally recognized investment banking firm reasonably acceptable to the holders of a majority of the Warrants (i) that does not

(and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company or any of its Affiliates,
(ii) that has not been and, at the time it is called upon to serve as Independent Financial Expert under this Agreement, is not (and none of its directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (iii) that has not been retained by the Company or any of its Affiliates for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such Person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

          "Initial Public Offering" means the initial bona fide underwritten sale to the public of common stock or any other Capital Stock of the Company that is made pursuant to a registration statement (other than a registration statement or Form S-8 or any other form relating to securities issuable under an employee benefit plan of the Company) that is declared effective by the SEC.

          "IPO Contingency Date" means May 15, 1997.

          "Initial Purchasers" means BT Securities Corporation, Toronto Dominion Securities (USA) Inc. and Salomon Brothers Inc.

          "Investor Rights Agreement" means the Fifth Amended and Restated Investor Rights Agreement dated as of December 18, 1995 by and among International Wireless Communications, Inc. and the other parties named therein, as in effect on the date of this Agreement.

          "Market Price" means for any security on each business day: (i) if such security is listed or admitted to trading on any securities exchange, the closing price on such day on the principal exchange on which such security is traded, or if no sale takes place on such day, the average of the closing bid and ask prices on such day, (ii) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and ask prices on such day, as reported by a reputable quotation source designated by the issuer of the security, or (iii) if neither clause (i) nor (ii) is applicable, the average of the reported high bid and low ask prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each business day, designated by the issuer of the security. If there are no such prices on a business day, then the market price shall not be determinable for such business day.

          "Non-Qualified Reorganization" means any Reorganization (as defined in Section 14(k) hereof) other than a Qualified Reorganization.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent and which is delivered to the Warrant Agent.

          "Permitted Holders" means Vanguard Cellular Systems, Inc., a North Carolina corporation, and its wholly owned subsidiaries.

          "Person" means an individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          "Public Market" means any time after (i) an Initial Public Offering has been consummated, (ii) at least 15% of the total issued and outstanding capital stock of the Company has been distributed by means of an effective registration statement under the Act and (iii) the Common Stock is registered under the Exchange Act and the Company is current in its reporting thereunder.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Qualified Reorganization" means any Reorganization that (a) occurs simultaneously with or following a Change of Control and (b) results in there being deliverable upon exercise of any Warrant cash and/or securities registered under Section 12 of the Exchange Act that are freely tradeable and listed on a national securities exchange or traded on a national quotation service.

          "Regulation S" means Regulation S under the Securities Act.

          "Repurchase Price" means (a) in respect of a Warrant, the Fair Market Value of one share of Common Stock multiplied by the number of Warrant Shares that would be obtained if such Warrant were exercised on the date of repurchase and (b) in respect of a Warrant Share, the Fair Market Value of one share of Common Stock of the Company.

          "SEC" means the United States Securities and Exchange Commission.

          "Senior Notes" has the meaning assigned to such term in the preamble to this Agreement.

          "Separation Date" means 5:00 p.m., New York City time, on the earliest to occur of (i) November 15, 1996, (ii) the occurrence of an Exercise Event,
(iii) the date a registration statement with respect to a registered exchange offer for the Senior Notes or a shelf registration statement for the Senior Notes is declared effective under the Act and (iv) such earlier date as the Initial Purchasers may, in their discretion, deem appropriate.

          "Subject Transaction" means any transaction or series of transactions involving the sale, disposition or transfer of shares of Common Stock (or any securities convertible into or exchangeable for Common Stock) other than pursuant to, or in connection with any foreclosure under, a bona fide pledge to a financial institution securing indebtedness for money borrowed.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity (other than a partnership) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership of which more than 50% of the partnership's capital accounts, distribution rights or general or limited partnership interests are owned or controlled, directly or directly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Transfer Restricted Warrant" means a Warrant that is a "restricted security" as defined in Rule 144(a)(3) under the Securities Act; provided, that the Warrant Agent shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Warrant is a Transfer Restricted Warrant.

          "Threshold Initial Public Offering" means an Initial Public Offering that results in net cash proceeds to the Company of at least $50 million.

          "U.S. Person" has the meaning provided in Regulation S.

          "Vanguard" means Vanguard Cellular Operating Corp., a North Carolina corporation, and its wholly-owned Subsidiaries.

          "Warrant Agent" has the meaning assigned to such term in the preamble to this Agreement.

          "Warrant Number" means the number of Warrant Shares issuable upon the exercise of each Warrant. The Warrant Number initially is 11.638, subject to adjustment as provided in Section 14.

          "Warrant Shares" has the meaning assigned to such term in the preamble to this Agreement.

          "Warrants" has the meaning assigned to such term in the preamble to this Agreement.

          In addition to the foregoing, the following terms shall have the meanings assigned to such terms in the sections of this Agreement indicated below:

                  Term                    Defined In Section
                  ----                    ------------------

          "Additional Tag Along Shares"          21(b)
          "Agent Members"                        7(c)
          "Definitive Warrants"                  4
          "Depository"                           4
          "Eligible Holders"                     21
          "Exercise Notice"                      21(b)
          "Exercise Price"                       8
          "Expiration Date"                      8
          "Global Warrants"                      4
          "Indemnified Holder"                   20(d)
          "Notice Date"                          21
          "Private Placement Legend"             7(c)
          "Registration Notice"                  20(f)
          "Reorganizations"                      14(k)
          "Repurchase Date"                      20(f)
          "Sale Notice"                          21(a)
          "Shelf Registration Statement"         20
          "Tag-Along"                            21
          "Tag-Along Allotment"                  21(a)
          "Tag-Along Shares"                     21(c)
          "Transfer Agent"                       11
          "Transfer Amount"                      7(d)
          "Trigger Date"                         20(f)
          "Unexercised Warrant Shares"           21
          "Warrant Certificates"                 4

     SECTION 2.  APPOINTMENT OF WARRANT AGENT.  The Company hereby appoints the
                 ----------------------------
Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

      SECTION 3. ISSUANCE OF WARRANTS.  Warrants shall be originally issued in
                 --------------------
connection with the issuance of the Senior Notes and shall not be separably transferable from the Senior Notes until on or after the Separation Date as provided in Section 8.

      SECTION 4. WARRANT CERTIFICATES.  Warrants offered and sold in reliance on
                 --------------------
Rule 144A or to Non-U.S. Persons in accordance with Regulation S may be issued in the form of one or more permanent Global Warrants in registered form ("Global Warrants"), substantially in the form of Exhibit A (including footnotes 1 and 2 thereto). Warrants offered and sold to Institutional Accredited Investors who are not QIBs (excluding Non-U.S. Persons) shall be issued in registered definitive form ("Definitive Warrants"), substantially in the form of Exhibit A (not including footnotes 1 and 2 thereto). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depository (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depository with respect to the Global Warrants (the "Depository") until a successor shall be appointed by the Company and the Warrant Agent. The Global Warrants shall be registered in the name of the Depository, or the nominee of such Depository. So long as the Depository or its nominee is the registered owner of such Global Warrant it will be deemed the sole owner and holder of such Global Warrant for all purposes hereunder and under such Global Warrant. Upon request, a Warrant holder may receive from the Depository and the Warrant Agent separate Definitive Warrants as set forth in Section 7 below. Any certificates (the "Warrant Certificates") evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form of Exhibit A attached hereto.

     The terms and provisions contained in the form of the Warrant Certificate annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Agreement.

     Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer of the Company executing such Warrant Certificates, as evidenced by such officer's execution of such Warrant Certificates.

     Pending the preparation of definitive Warrant Certificates, temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

     If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates to the Warrant Agent, without charge to the holder thereof. Until so exchanged the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

     SECTION 5.  EXECUTION OF WARRANT CERTIFICATES.   Warrant Certificates
                 ---------------------------------
shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to hold such office before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

      SECTION 6. REGISTRATION AND COUNTERSIGNATURE.  The Warrant Agent, on
                 ---------------------------------
behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer or the Controller of the Company, initially countersign, issue and deliver Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof (subject to adjustment as provided herein) and shall countersign and deliver Warrants as otherwise provided in this Agreement.

     The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     The Company hereby appoints the Warrant Agent as the registrar for the Warrants.

     SECTION 7.  REGISTRATION OF TRANSFERS AND EXCHANGES.   All transfers and
                 ---------------------------------------
exchanges of Warrants pursuant to this Section 7 are subject to the limitations of Section 8 below.

     (A)  TRANSFER AND EXCHANGE.  The Warrant Certificates shall be issued in
          ---------------------
registered form only. The Company shall cause to be kept at the office of the Warrant Agent a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

     A holder of Warrants may transfer its Warrants only by complying with the terms of this Agreement. No such transfer shall be effected until final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants as provided herein, the Company, the Warrant Agent and any agent of the Company or the Warrant Agent may treat the Person in whose name the Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Furthermore, any holder of a Global Warrant, shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the Depository of such Global Warrant, and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in a book entry. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange in accordance with the provisions hereof.

     (B)  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.  Each Warrant
          ---------------------------------------------------
shall initially be issued as part of a Unit consisting of $1,000 principal amount at maturity of Senior Notes and one Warrant. Prior to the Separation Date, the Warrants may not be transferred or exchanged separately from, but may be transferred or exchanged only together with, the Senior Notes attached to such Warrants. Prior to the Separation Date, the Registrar under the Indenture shall act as registrar (in such capacity, the "Registrar") for both the Warrants and the Notes. Any request for transfer of a Warrant prior to the Separation Date to the Registrar shall be accompanied by the Senior Note attached thereto and the Registrar will not execute any such transfer without such Senior Note attached thereto. Such Senior Note will be duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the holder thereof or such holder's attorneys duly authorized in writing. The Company shall provide notice to the Registrar, the Warrant Agent, the Trustee under the Indenture and the Depository of the Separation Date ten business days prior to such date.

     When Warrant Certificates are presented to the Warrant Agent with a request from the holder of such Warrants to register the transfer or to exchange them for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested; provided, however, that every Warrant presented and surrendered for registration of transfer or exchange shall be duly endorsed and be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the holder thereof or such holder's attorneys duly authorized in writing.

     To permit registrations of transfer and exchanges, the Company shall make available to the Warrant Agent a sufficient number of executed Warrant Certificates to effect such registrations of transfers and exchanges. No service charge shall be made to the holder of Warrants for any registration of transfer or exchange of Warrants, but the Company may require from the transferring or exchanging holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable upon exchanges pursuant to Section 9 and exchanges in respect of portions of Warrants not exercised, and the Company may deduct such taxes from any payment of money to be made and such transfer or exchange shall not be consummated (if such taxes are not deducted in full) unless or until such holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

     (C)  BOOK-ENTRY PROVISIONS FOR GLOBAL WARRANTS.
          -----------------------------------------

          (i) Global Warrants initially shall (A) be registered in the name of the Depository for such Global Warrants or the nominee of the Depository, (B) be delivered to the Warrant Agent as custodian for such Depository and (C) bear the legend as set forth on Exhibit C (the "Private Placement Legend").

     Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depository or the Warrant Agent as its custodian, or under the Global Warrant, and the Depository may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of the Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrant.

          (ii) Transfers of Global Warrants shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Warrants may be transferred or exchanged for Definitive Warrants and Definitive Warrants may be transferred or exchanged for beneficial interests in the Global Warrants in accordance with the rules and procedures of the Depository and the provisions of
Section 7(d). In addition, Definitive Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Warrants if (A) the Company notifies the Warrant Agent that the Depository is unwilling or unable to continue as Depository for any Global Warrant and a successor Depository is not appointed by the Company within 90 days of such notice or (B) prior to the Separation Date, the Senior Notes are required to be held in definitive form.

          (iii) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Warrant to beneficial owners pursuant to paragraph (ii) above, the Warrant Agent shall (if one or more Definitive Warrants are to be issued) reflect on its books and records the date and a decrease in the number of Warrants represented by the Global Warrant in an amount equal to the number of Warrants represented by the beneficial interest in the Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent, upon receipt of a written order by the Company in the form of an Officers' Certificate, shall countersign and cause to be delivered, one or more Definitive Warrants of like amount.

          (iv) In connection with the transfer of Global Warrants as an entirety to beneficial owners pursuant to paragraph (ii) above, the Global Warrants shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and cause to be delivered to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Warrants, Definitive Warrants of authorized denominations representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrants so transferred.

          (v) Any Definitive Warrant constituting a Transfer Restricted Warrant delivered in exchange for an interest in a Global Warrant pursuant to paragraph (ii) or (iii) shall, except as otherwise provided by paragraphs
(i)(A)(w) and (z) of Section 7(d), bear the Private Placement Legend.

          (vi) The registered holder of any Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Warrant Agreement or the Warrants.

          (vii) Beneficial owners of interests in a Global Warrant may receive Definitive Warrants in accordance with the rules and procedures of the Depository and the provisions of Section 7(d). In connection with the issuance and delivery of Definitive Warrants, the Warrant Agent shall reflect on its books and records a decrease in the number of Warrants represented by the Global Warrant and the Company shall execute and the Warrant Agent shall, upon receipt of a written order of the Company in the form of an Officers' Certificate, countersign and cause to be delivered one or more Definitive Warrants of like amount.

     (D)  SPECIAL TRANSFER RESTRICTIONS.
          -----------------------------

          (i)    Transfers to Institutional Accredited Investors Who Are Not
                 -----------------------------------------------------------
QIBs. The following provisions shall apply with respect to the registration of
- ----
any proposed transfer of a Warrant constituting a Transfer Restricted Warrant to any Institutional Accredited Investor who is not a QIB (excluding Non-U.S. Persons):

                 (A) the Warrant Agent shall register the transfer of any Warrants constituting a Transfer Restricted Warrant, whether or not such Warrant bears the Private Placement Legend, if (w) the requested transfer is after August 15, 1999, (x) the proposed transferee has delivered to the Warrant Agent certificates substantially in the forms of Exhibits B and D hereto, (y) [intentionally omitted], or (z) the Warrant Agent has received both an Opinion of Counsel and an Officers' Certificate directing transfer without a Private Placement Legend; and

                 (B) if the proposed transferor is an Agent Member holding a beneficial interest in a Global Warrant, upon, receipt by the Warrant Agent of (x) the certificates, if any, required by paragraph (A) above and (y) instructions given in accordance with the Depository's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date of such transfer and a decrease in the number of Warrants represented by the Global Warrant in an amount equal to the number of Warrants represented by the beneficial interest in the Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent, upon receipt of a written order of the Company in the form of an Officers' Certificate, shall countersign and cause to be delivered, one or more Definitive Warrants of like amount.

          (ii)   Transfers to QIBs.  The following provisions shall apply with
                 -----------------
respect to the registration of any proposed transfer of a Warrant constituting a Transfer Restricted Warrant to a QIB (excluding non-U.S. Persons):

                 (A) if the Warrant to be transferred consists of (a) Definitive Warrants or a beneficial interest in a Global Warrant (other than transfers of beneficial interests within the same Global Warrant), the Warrant Agent shall register the transfer if such transfer is being made by a proposed transferor who has executed a certification substantially in the form of Exhibit B that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (b) a beneficial interest in a Global Warrant that is to be transferred within the same Global Warrant, the transfer of such interest may be effected only through the book entry system maintained by the Depository; and

                 (B) if the proposed transferee is an Agent Member, and the Warrants to be transferred consist of Definitive Warrants which after transfer are to be evidenced by an interest in a Global Warrant, upon receipt by the Warrant Agent of the Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, together with a certificate to the effect that such transferee is a QIB and instructions given in accordance with the Depository's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records the date and an increase in the number of Warrants and Warrant Shares represented by the Global Warrant in an amount equal to the number of Definitive Warrants to be transferred, and the Warrant Agent shall cancel or cause to be canceled the Definitive Warrants so transferred; and

                 (C) with respect to transfers that consist of beneficial interest in a Global Warrant which after transfer are to be evidenced by a Definitive Warrant and upon compliance with the provisions set forth in clause (A) above, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by the Global Warrant in which the transferor owns the beneficial interest to be transferred in an amount equal to the beneficial interest in the Global Warrant so transferred.

          (iii)  Transfers to Non-U.S. Persons at Any Time.  The
                 -----------------------------------------
following provisions shall apply with respect to any transfer of a Transfer Restricted Warrant to a Non-U.S. Person:

                 (A) the Warrant Agent shall register any proposed transfer to any Non-U.S. Person if the Warrant to be transferred is a Definitive Warrant or a beneficial interest in a Global Warrant (other than transfers of beneficial interests within the same Global Warrant) only upon receipt of a certificate substantially in the form of Exhibit E hereto from the proposed transferor;

                 (B) (x) if the proposed transferee is an Agent Member, and the Warrant to be transferred consists of a beneficial interest in a Global Warrant which after transfer is to be evidenced by a beneficial interest in a different Global Warrant, upon receipt by the Warrant Agent of (1) the documents required by paragraph (A) and (2) instructions in accordance with the Depository's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records (a) the date, (b) a decrease in the number of Warrants represented by the Global Warrant in which the transferor owns the beneficial interest to be transferred in an amount equal to the beneficial interest to be transferred and (c) an increase in the number of Warrants represented by the Global Warrant in which the transferee will hold its beneficial interest in like amount and (y) if the proposed transferee is an Agent Member, and the Warrant to be transferred consists of Definitive Warrants which after transfer is to be evidenced by a beneficial interest in a Global Warrant, upon receipt by the Warrant Agent of (1) the documents required by paragraph (A) and (2) instructions in accordance with the Depository's and the Warrant Agent's procedures, the Warrant Agent shall reflect on its books and records (a) the date and (b) an increase in the number of Warrants represented by the Global Warrant in an amount equal to the number of Warrants represented by the Definitive Warrant to be transferred, and the Warrant Agent shall cancel or cause to be canceled the Definitive Warrant so transferred;

                 (C) with respect to transfers that consists of beneficial interests in a Global Warrant which after transfer are to be evidenced by a

          Definitive Warrant and upon compliance with the provisions set forth in paragraph (A) above, the Warrant Agent shall reflect on its books and records the date and a decrease in the number of Warrants represented by such Global Warrant in an amount equal to the beneficial interest in such Global Warrant so transferred and the Company shall execute, and the Warrant Agent, upon receipt of a written order of the Company in the form of an Officers' Certificate, shall authenticate and deliver, one or more Definitive Warrants of authorized denominations representing, in the aggregate, the number of Warrants transferred; and

                 (D) transfers of beneficial interests in the same Global Warrant may be effected only through the book entry system maintained by the Depository.

          (iv)   Restricted Period under Regulation S.  Notwithstanding the
                 ------------------------------------
other provisions of this Section 7(d), Warrants offered and sold by the Initial Purchasers in reliance on Regulation S shall not be transferred to a U.S. Person or for the account or benefit of a U.S. Person during the applicable "restricted period" (as defined in Regulation S).

     (E)  PRIVATE PLACEMENT LEGEND.  Upon the transfer, exchange or replacement
          ------------------------
of Warrants not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrants that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrants bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrants that bear the Private Placement Legend unless (i) the circumstances contemplated by clauses
(d)(i)(A)(w) or (z) of this Section 7 exist, (ii) there is delivered to the Warrant Agent an Opinion of Counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that such Warrants are no longer Transfer Restricted Warrants and neither the Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Warrants have been sold pursuant to an effective registration statement under the Securities Act.

     (F)  SEPARATION LEGEND. Upon original issuance of the Warrants and,
          -----------------
thereafter until the Separation Date, the Warrant Certificates will bear the following legend.

          "UNTIL THE EARLIEST TO OCCUR OF (i) NOVEMBER 15, 1996, (ii) THE OCCURRENCE OF AN EXERCISE EVENT (AS DEFINED IN THE WARRANT AGREEMENT),
          (iii) THE DATE A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE SENIOR NOTES (AS DEFINED IN THE WARRANT AGREEMENT) OR A SHELF REGISTRATION STATEMENT FOR THE SENIOR NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
          (iv) SUCH EARLIER DATE AS MAY BE DETERMINED BY THE INITIAL PURCHASERS (AS DEFINED IN THE WARRANT AGREEMENT), THE SECURITIES EVIDENCED HEREBY MAY

          NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE $1,000 PRINCIPAL AMOUNT OF SENIOR NOTES FOR EACH WARRANT SO TRANSFERRED."

          On or following the Separation Date, a holder of Warrants may surrender its Warrant Certificate to the Warrant Agent for the exchange of such certificate for one or more Warrant Certificates that do not bear the Separation Legend, representing the number of Warrants equal to the number of Warrants represented by the Warrant Certificate so surrendered.

     (G)  CANCELLATION AND/OR ADJUSTMENT OF GLOBAL WARRANT.  At such time as all
          ------------------------------------------------
beneficial interests in Global Warrants have either been exchanged for Definitive Warrants, exercised or canceled, all Global Warrants shall be returned to or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, exercised or canceled, the number of Warrants and Warrant Shares represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

     (H)  TRANSFERS AND EXCHANGES OF WARRANT SHARES.  Following the exercise of
          -----------------------------------------
any Warrant and the issuance of any Warrant Shares, the Company shall provide for the transfer and exchange of such Warrant Shares on such terms and conditions as it shall deem appropriate under the circumstances.

     (I)  REGISTRATION WITHOUT TRANSFER.  The Warrant Agent shall register the
          -----------------------------
transfer of any Transfer Restricted Warrant delivered by a holder for registration in the name of such holder upon delivery of the certification set forth in Exhibit B.

     SECTION 8.  SEPARATION OF WARRANTS; TERMS OF WARRANTS; EXERCISE OF
                 ------------------------------------------------------
WARRANTS.  The Senior Notes and Warrants will not be separately transferable or
- --------
exchangeable prior to the Separation Date, at which time such Warrants shall become separately transferable.

     Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on the first business day following the date on which an Exercise Event has occurred, and until 5:00 p.m., New York City time, on August 15, 2001 (the "Expiration Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of its Warrants and payment of the Exercise Price then in effect for such Warrant Shares; provided, however, that no Warrant holder shall be entitled to exercise such holder's Warrants at any time unless, at the time of exercise, (i) a registration statement under the Act, relating to the Warrant Shares has been filed with, and declared effective by, the SEC, and no stop order suspending the effectiveness of such registration statement has been issued by the SEC, written notice of which shall be provided to the Warrant Agent in the form of an Officers' Certificate, or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Act; and provided, further, that if the Company or a holder of Warrants reasonably believes that the exercise of any Warrant requires prior compliance with the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the rules and regulations thereunder, any such exercise shall be contingent upon such prior compliance. Each Warrant not exercised prior to 5:00 p.m., New York City time, on August 15, 2001 shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

     A Definitive Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate evidencing the Definitive Warrant to be exercised with the form of election to purchase on the reverse thereof properly completed and executed, which signature shall be guaranteed by an "eligible guarantor" as defined in the regulations promulgated under the Exchange Act, and upon payment to the Company of the exercise price of $0.01 per share, as adjusted as provided herein (the "Exercise Price"), for the number of Warrant Shares in respect of which such Definitive Warrant is then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company, (ii) by tendering Senior Notes having an Accreted Value (as defined in the Indenture) at the time of tender equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) with any combination of (i), (ii) or (iii). For purposes of clause (iii) above, the fair market value of the Warrants shall equal their Current Market Value. In determining the fair market value of Warrants delivered in payment or partial payment of the Exercise Price, the Warrant Agent shall be entitled to rely on a determination by the Company set forth in an Officers' Certificate.

     If Senior Notes are surrendered in payment of the Exercise Price, the Warrant Agent shall deliver such Senior Notes to the Company and the Company shall deliver such Senior Notes to the Trustee (as defined in the Indenture) for cancellation and the Trustee shall notify the Company in writing whether such Senior Notes were in good form and, if such Senior Notes were in good form the Company shall notify the Warrant Agent in writing that the Company has received full and proper payment of the Exercise Price.

     Subject to the provisions of Section 9, upon such surrender of Definitive Warrants the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of such Warrant holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 16; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (k) of Section 14, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Definitive Warrants as aforesaid, the Company shall, as soon as possible, but in any event not later than five business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Definitive Warrants in the manner described in this sentence together with cash as provided in Section 16. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Definitive Warrants.

     The Definitive Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Definitive Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of
Section 6, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

     All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent and disposed of by the Company, or by the Warrant Agent at the Company's request, in accordance with applicable law. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and shall concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders of Warrants during normal business hours at its office for ten years following the Expiration Date. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

     A holder of Global Warrants shall not be able to exercise such Global Warrants for Warrant Shares. In order to exercise such Global Warrants, the beneficial owner thereof must first obtain a Definitive Warrant pursuant to the provisions of this Agreement and comply with the procedures set forth in this
Section 8.

     Upon the occurrence of an Exercise Event, the Company shall (i) send promptly to each holder of Warrants, by first class mail, at the addresses appearing on the register of Warrant holders a notice of the Exercise Event, which notice shall describe the type of Exercise Event and the date of the occurrence thereof and (ii) cause a notice of such Exercise Event to be published in The Wall Street Journal, National Edition, which notice shall identify the Warrants, describe the type of Exercise Event and the date of the occurrence thereof.

     SECTION 9.  PAYMENT OF TAXES.   The Company will pay all documentary
                 ----------------
stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     SECTION 10. MUTILATED OR MISSING WARRANT CERTIFICATES.  In case any of
                 -----------------------------------------
the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

     SECTION 11. RESERVATION OF WARRANT SHARES.  The Company will at all times
                 -----------------------------
reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Common Stock. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 16. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 17.

     Before taking any action which would cause an adjustment pursuant to
Section 14 to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

     SECTION 12. OBTAINING OF GOVERNMENTAL APPROVALS AND STOCK EXCHANGE
                 ------------------------------------------------------
LISTINGS. The Company from time to time will (a) obtain and keep effective any
- --------
and all permits, consents and approvals of governmental agencies and authorities and make any necessary filings under federal or state securities laws which may become requisite in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants and the issuance, sale, transfer and delivery of the Warrant Shares, and (b) cause the Warrant Shares, upon their issuance upon the exercise of Warrants, to be listed on the principal securities exchange within the United States of America on which the Common Stock is then listed.

     SECTION 13. REPORTS.
                 -------

     (a) At the Company's expense, following the first fiscal quarter ending after the date of this Agreement and regardless of whether the Company is required to furnish such reports to its stockholders pursuant to the rules and regulations of the SEC, for so long as the Warrants remain outstanding, the Company shall file with the Warrant Agent and mail to the holders of the Warrants (i) within 45 days after the end of each of the first three fiscal quarters of each fiscal year and 90 days after the end of each fiscal year all quarterly and annual financial information, as the case may be, that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K (or any successor Forms) if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K (or any successor
Form) if the Company were required to file such reports.

     (b) In addition, whether or not required by the rules and regulations of the SEC, the Company will file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

     (c) The Company will, for so long as any Warrants remain outstanding, furnish to the holders of the Warrants and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act.

     SECTION 14. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
                 ---------------------------------------------------------
ISSUABLE.  The Exercise Price and the Warrant Number are subject to adjustment
- --------
from time to time upon the occurrence of the events enumerated in this Section
14. For purposes of this Section 14 "Common Stock" means shares now or hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to the per share amount (including, without limitation, the Existing Preferred Stock).

     (A)  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.
          --------------------------------------

          If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock,

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          Such adjustment shall be made successively whenever any event listed above shall occur.

     (B)  ADJUSTMENT FOR RIGHTS ISSUE.
          ---------------------------

          If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock at a price per share (or with an initial conversion, exchange or exercise price) less than the Current Market Value per share on that record date, the Warrant Number shall be adjusted in accordance with the following formula:

          W' = W x           O +  N
                   -------------------------
                            O + N x P
                                -----
                                  M
          where:

     W'=  the adjusted Warrant Number.

     W =  the Warrant Number immediately prior to such adjustment.

     O =  the number of Fully Diluted Shares outstanding on the record date.

     N = the number of additional shares of Common Stock offered or otherwise issuable upon exercise of such rights, options or warrants.

     P = the offering price per share of the additional shares offered or otherwise issuable.

     M =  the Current Market Value per share of Common Stock on the record date.

          The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

     (C)  ADJUSTMENT FOR OTHER DISTRIBUTIONS.
          ----------------------------------

          If the Company distributes to all or any holders of its Common Stock
(i) evidences of indebtedness of the Company or any of its Subsidiaries, (ii) any assets (including cash) of the Company or any of its Subsidiaries or (iii) any rights, options or warrants to acquire any of the foregoing, the Warrant Number shall be adjusted in accordance with the following formula:

                         W' = W x    M
                                  -------
                                   M - F

where:

     W'=  the adjusted Warrant Number.

     W = the Warrant Number immediately prior to the record date or, if applicable, the date of distribution mentioned above.

     M = the Current Market Value per share of Common Stock on the record date mentioned below.

     F = the fair market value on the record date of the indebtedness, assets, securities, rights, options or warrants so distributed applicable to one share of Common Stock. The Board of Directors shall determine the fair market value in such manner as it deems reasonable under the circumstances.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution (or, if no record date is established, on the date of distribution). If an adjustment shall be made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

          This subsection (c) does not apply to rights, options or warrants referred to in subsection (b) of this Section 14.

     (D)  ADJUSTMENT FOR COMMON STOCK ISSUE.
          ---------------------------------

          If the Company issues shares of Common Stock for a consideration per share less than the Current Market Value per share of Common Stock on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:

                         W' = W x     A
                                  ---------
                                    O + P
                                        -
                                        M
where:

     W'=  the adjusted Warrant Number.

     W =  the Warrant Number immediately prior to any such issuance.

     O = the number of Fully Diluted Shares outstanding immediately prior to the issuance of such additional shares.

     P = the aggregate consideration received for the issuance of such additional shares of Common Stock.

     M = the Current Market Value per share on the date of issuance of such additional shares of Common Stock.

     A = the number of Fully Diluted Shares outstanding immediately after the issuance of such additional shares of Common Stock.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          This subsection (d) does not apply to:

               (1) any of the transactions described in subsection (a) or the issuance of Common Stock pursuant to any transaction described in subsections (b) or (c) of this Section 14;

               (2) the issuance of Common Stock in connection with (a) the exercise of Warrants or (b) the conversion, exercise or exchange of any options, warrants or other securities convertible into or exchangeable for Common Stock which are issued after the date hereof in a transaction described in subsection (e) of this Section 14 and in compliance with all other applicable provisions of this Agreement;

               (3) the issuance of Common Stock pursuant to any option, warrant or other convertible or exchangeable security outstanding on the date hereof; and

               (4) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting by a nationally recognized investment banking firm.

     (E)  ADJUSTMENTS FOR CONVERTIBLE SECURITIES ISSUE.
          --------------------------------------------

          If the Company after the date hereof issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsections (b) and (c) of this Section 14), for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (including the amount of consideration paid to the Company for issuance of each option, warrant or other security) less than the Current Market Value per share on the date of issuance of such securities, the Warrant Number shall be adjusted in accordance with the formula:

                         W' = W x O + D
                                  -----
                                  O + P
                                      -
                                      M
where:

     W' = the adjusted Warrant Number.

     W =  the Warrant Number immediately prior to any such issuance.

     O = the number of Fully Diluted Shares outstanding immediately prior to the issuance of such securities.

     P = the aggregate consideration received for the issuance of such securities.

     M = the Current Market Value per share on the date of issuance of such securities.

     D = the maximum number of shares of Common Stock deliverable upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

          If all of the Common Stock deliverable upon conversion or exchange of such securities has not been issued when such securities are no longer outstanding, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such securities.

          This subjection (e) does not apply to:

               (1) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting by a nationally recognized investment banking firm; and

               (2) stock options issued to the Company's employees, consultants or directors pursuant to an employee benefit plan approved by the Company's stockholders.

     (F)  CONSIDERATION RECEIVED.
          ----------------------

          For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 14, the following shall apply:

               (1) in the case of the issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for cash, the consideration shall be the gross amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other costs, fees or expenses incurred by the Company for any underwriting of the issue or otherwise in connection with the sale and issuance of such shares;

               (2) in the case of the issuance of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board Resolution; and

               (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

     (G)  WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED.
          ------------------------------------------

          No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 1% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment, provided that no such adjustment shall be deferred after the date on which the Warrants become exercisable.

          All calculations under this Section 14 shall be made to the nearest 1/100th of a share.

     (H)  WHEN NO ADJUSTMENT REQUIRED.
          ---------------------------

          If an adjustment is made upon the establishment of a record date for a distribution subject to subsections (a), (b) or (c) of this Section 14 and such distribution is subsequently canceled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors of the Company determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.

          No adjustment need to be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock.

          To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     (I)  NOTICE OF ADJUSTMENT.
          --------------------

          Whenever the Warrant Number is adjusted, the Company shall provide the notices required by Section 17.

     (J)  VOLUNTARY REDUCTION.
          -------------------

          The Company from time to time may, as the Board of Directors deems appropriate, reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

          Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          A reduction in the Exercise Price does not change or adjust the Warrant Number otherwise in effect for purposes of subsections (a), (b), (c),
(d) and (e) of this Section 14.

     (K)  REORGANIZATION OF THE COMPANY.
          -----------------------------

          In case of any capital reorganization or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities, cash or property), or the sale of the assets and property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization (but after giving effect to any adjustment in the Warrant Number pursuant to Section 14(o) that would otherwise be attributable to such Reorganization). In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a Board Resolution, shall be made in the application of the provisions herein set forth with respect to the rights and interests of holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

          The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement executed and delivered to the Warrant Agent (and a notice of which shall be delivered to the holders of the Warrants) the obligation to deliver to each such holder such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

     (L)  WARRANT AGENT'S DISCLAIMER.
          --------------------------

          The Warrant Agent has no duty to determine when an adjustment under this Section 14 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (k) of this Section 14 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 14.

     (M)  WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED.
          ----------------------------------------

          In any case in which this Section 14 shall require that an adjustment in the Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 16; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

     (N)  ADJUSTMENT IN EXERCISE PRICE.
          ----------------------------

          Upon each adjustment of the Warrant Number pursuant to this Section 14, the Exercise Price applicable to each Warrant outstanding prior to the making of the adjustment in the Warrant Number shall thereafter be adjusted to reflect an adjusted Exercise Price (calculated to the nearest hundredth) obtained from the following formula:

                                  E' = E x  W
                                           ---
                                            W'
where:

     E' = the adjusted Exercise Price for each Warrant following the adjustment of the Warrant Number.

     E  = the Exercise Price prior to adjustment.

     W' = the adjusted Warrant Number.

     W  = the Warrant Number prior to adjustment.

provided that in no event shall the Exercise Price be less than the par value of each share of capital stock deliverable upon the exercise of the Warrant for one Warrant Share.

     (O)  CONTINGENT ADJUSTMENT IN NUMBER OF WARRANT SHARES.

          The Warrant Number is subject to adjustment in the event that on or prior to the IPO Contingency Date the Company does not complete a Threshold Initial Public Offering or a Qualified Reorganization. If on or prior to the IPO Contingency Date the Company does not complete a Threshold Initial Public Offering or a Qualified Reorganization, the Warrant Number will be adjusted to be the Warrant Number in effect immediately prior to the IPO Contingency Date multiplied by 1.2272727; provided, however, that in the event that the Company completes a Non-Qualified Reorganization on or prior to the IPO Contingency Date the Warrant Number will be adjusted to be the Warrant Number in effect immediately prior to such Non-Qualified Reorganization multiplied by 1.2272727 and no further adjustment pursuant to this Subsection 14(o) shall be made.

          In the event the Company completes a Threshold Initial Public Offering or Qualified Reorganization prior to the IPO Contingency Date, it shall cause notice of such event to be published in the Wall Street Journal, National Edition.

     (P)  FORM OF WARRANTS.
          ----------------

          Upon each adjustment of the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase the number and kind of shares then purchasable upon the exercise of the Warrants, after giving effect to such adjustment, at the adjusted Exercise Price. The Company may elect on or after any adjustment of the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants to cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates.

     (Q)  ADJUSTMENTS IN OTHER SECURITIES.
          -------------------------------

          If as a result of any event or for any other reason, any adjustment is made which (i) increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or (ii) reduces the conversion or exercise price or exchange ratio applicable to (below, in the case of this clause (ii), a level which would have otherwise required an adjustment under this Article 14 if the applicable security had been issued on the date of such reduction with such reduced conversion or exercise price), any outstanding securities of the Company that are convertible into, or exercisable or exchangeable for, Common Stock of the Company, then an adjustment shall be made hereunder to increase the number of shares of Common Stock issuable upon exercise of the Warrants in the same relative proportion, but only to the extent that no adjustment has been made pursuant to Section 14(a), (b), (c), (d) or (e) with respect to such event or for such other reason.

     SECTION 15. NO DILUTION OR IMPAIRMENT.
                 -------------------------

     (a) If any event shall occur as to which the provisions of Section 14 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 14, necessary to preserve, without dilution, the purchase rights, represented by the Warrants. Upon receipt of such opinion, the Company will promptly file a copy thereof with the Warrant Agent, mail a copy thereof to the holders of the Warrants and make the adjustments described therein.

     (b) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and
(2) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation and available for the purposes of issue upon such exercise.

     SECTION 16. FRACTIONAL INTERESTS.  The Company shall not be required to
                 --------------------
issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 16, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the same fraction of the Current Market Value (as determined by the Company) of one Warrant Share on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     SECTION 17. NOTICE TO WARRANT HOLDERS.  Upon any adjustment of the
                 -------------------------
Warrant Number pursuant to Section 14, the Company shall within 15 days thereafter: (i) except with respect to an adjustment pursuant to subsection 14(o), cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein; and (ii) cause to be given to each of the registered holders of the Warrant Certificates at such registered holder's address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 17.

          In case:

          (a) The Company shall authorize the issuance to all or any holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

          (b) The Company shall authorize the distribution to all or any holders of shares of Common Stock of assets including cash, evidences of its indebtedness or other securities; or

          (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) The Company proposes to take any action which would require an adjustment of the Warrant Number or Exercise Price pursuant to Section 14;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant certificates at his address appearing on the Warrant register, at least 20 business days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 17 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, lease, dissolution, liquidation or winding up, or the vote upon any action.

          Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

     SECTION 18. MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT.
                 --------------------------------------------------------
Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 22. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

          In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     SECTION 19. WARRANT AGENT.  The Warrant Agent undertakes the duties and
                 -------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

     (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company. The Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it.

The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

     (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

     (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

     (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be bound by any notice or demand, or any waiver, modification, termination or revision of this Agreement or any of the terms hereof, unless evidenced by a writing between the Company and the Warrant Agent.

     (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes (including withholding taxes) and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Agreement except as a result of its negligence or bad faith.

     (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

     (g) Except as required by law, the Warrant Agent, and any stockholder, director, officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

     (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or the Warrant Number or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. In addition, the Warrant Agent shall not have any duty or responsibility to make a determination as to Current Market Value. The Warrant Agent shall not be accountable with respect to the validity or value or the kind of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

     (j) In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and its counsel conforming to the requirements of this Agreement. However, the Warrant Agent or its counsel shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

     (k) The Warrant Agent may rely and shall be fully protected in relying upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Warrant Agent need not investigate any fact or matter stated in the document.

     (l)  The Warrant Agent may act through agents.

     SECTION 20. REGISTRATION RIGHTS
                 -------------------

     (A)  SHELF REGISTRATION OF WARRANT SHARES. Not later than 181 days
          ------------------------------------
following the closing of an Initial Public Offering (or if such day is not a business day, then the next succeeding business day), the Company shall file with the SEC a registration statement (the

"Shelf Registration Statement") for an offering to be made on a continuous basis pursuant to Rule 415 under the Act covering the issuance of the Warrant Shares. The Company shall take all necessary action to cause the Shelf Registration Statement to be declared effective under the Act as promptly as practicable, and to keep the Shelf Registration Statement continuously effective until 30 days after the earliest date on which all of the Warrants shall have expired or been exercised. During any consecutive 365-day period, the Company may suspend the availability of the Shelf Registration Statement for up to two 30 day periods (or one 60-day period), except for the 60-day period beginning immediately after the Shelf Registration Statement is declared effective by the SEC and the 60-day period ending on the Expiration Date, if the Company's Board of Directors determines in the exercise of its reasonable judgment that there is a valid business purpose for such suspension.

     (B)  PIGGY-BACK REGISTRATION RIGHTS.
          ------------------------------

               (1)  Piggy Back Registration.   Whenever the Company proposes to
                    -----------------------
     effect an Initial Public Offering in which Capital Stock of the Company (or any securities convertible into or exchangeable for Capital Stock of the Company) will be offered by any stockholder of the Company, the Company will give prompt written notice to all holders of Warrants and Warrant Shares of its intention to do so and, upon the written request of any such holder made within 20 business days after the receipt of any such notice (which request shall specify the Warrant Shares intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Warrant Shares which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Warrant Shares to be so registered, subject to the limitations set forth in subsection 20(c).

               (2)  Withdrawal of Registration Statement.  If, at any time after
                    ------------------------------------
     giving written notice of its intention to register any securities in an Initial Public Offering, and, prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities or that the Initial Public Offering will not involve the offer of any Capital Stock by any stockholder of the Company, the Company may, at its election, give written notice of such determination to each holder of Warrants and Warrant Shares and, thereupon, shall be relieved of its obligation to register any Warrant Shares in connection with such registration (but not from its obligation to pay the Registration Expenses (as defined below) in connection therewith).

               (3)  Priority on Piggy-Back Registration.  If in the Initial
                    -----------------------------------
     Public Offering referred to in subsection 20(b) (1) above the managing underwriter or underwriters thereof advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Initial Public Offering exceeds the number that can be sold in such offering without having a material adverse effect on the marketing, price, timing or distribution of the shares to be sold in the offering, the

     Company will include in such registration only the number of securities that such underwriter or underwriters believe can be sold without having such a material adverse effect in the following order of priority: (i) first, shares to be issued and sold by the Company for its own account,
     (ii) second, Warrant Shares requested to be included in such registration by the holders thereof and other securities ("Other Securities") of the Company that, as of the date hereof, are entitled to include such securities in such registration, pro rata among all such holders requesting such registration, on the basis of the number of shares held by such requesting holders, and (iii) any other shares of securities of the Company requested to be registered in such registration.

     (C)  REGISTRATION PROCEDURES.
          -----------------------

          If and whenever the Company is required pursuant to this Section 20 to effect the registration under the Act of any Warrant Shares, the Company will promptly:

               (1) prepare and file with the SEC a registration statement with respect to such securities, make all required filings with the National Association of Securities Dealers, Inc. and use its best efforts to cause such registration statement to become effective (subject to subsection 20(b)(2));

               (2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and this Agreement;

               (3) furnish to counsel (if any) elected by holders of a majority (by number of shares) of the Warrant Shares covered by such registration statement copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be subject to the review of such counsel;

               (4) furnish to the Warrant Agent and each holder of Warrant Shares covered by a registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any holder with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary or supplemental prospectus), in conformity with the requirements of the Act, and such other documents, as any such holder may reasonably request in order to facilitate the disposition of the securities owned by such holder;

               (5) use its best efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder of Warrant Shares shall request, and do any and all other acts and things which may be necessary or advisable to enable such holder to consummate the disposition of the securities owned by such holder in such jurisdictions, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

               (6) with respect to a registration under subsection 20(b) only, furnish to each holder of Warrant Shares included in the registration statement a signed counterpart, addressed to the sellers, of

                    (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                    (ii) subject to the accountants obtaining the necessary
                         representations as specified in Statement on Auditing Standards No. 72, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters then being delivered to the underwriters in underwritten public offerings of securities;

               (7) notify each holder of Warrant Shares covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (8) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to the Company's securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act;

               (9) use its best efforts to list the Warrant Shares included in a registration statement on any securities exchange on which the Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Warrant Shares not later than the effective date of such registration statement; and

               (10) in connection with any underwritten public offering, use its best efforts to cause the underwriters of such offering to purchase the Warrants directly without requiring any prior exercise thereof.

The Company may require each holder of Warrant Shares as to which any registration is being effected (i) to furnish to the Company such information regarding such holder and the distribution of such Warrant Shares as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith, and (ii) if pursuant to an underwritten public offering, to enter into an underwriting agreement on terms and conditions no less favorable as shall be applicable to the other securities included in such registration. The representations and warranties in any such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the holder of Warrant Shares. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

     By acquisition of Warrant Shares, each holder of such Warrant Shares shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 20(c)(7), such holder will promptly discontinue such holder's disposition of Warrant Shares pursuant to the registration statement covering such Warrant Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by section 20(c)(7). If so directed by the Company, each holder of Warrant Shares will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Warrant Shares current at the time of receipt of such notice.

     (D)  INDEMNIFICATION.
          ---------------

          (1)  Indemnification by the Company.
               ------------------------------

          The Company agrees to indemnify and hold harmless each holder of Warrant Shares, its officers, directors, employees and agents and each Person or entity who controls such holder within the meaning of either
     Section 15 of the Act or Section 20(a)
     of the Exchange Act (each such Person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to the Company of such Indemnified Holder expressly for use therein. This indemnity will be in addition to any liability which the Company may otherwise have.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (c) the Indemnified Holder shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder); provided, however, that unless there exists a conflict among Indemnified Holders hereunder, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.


          (2)  Indemnification by Holder of Warrant Shares.
               -------------------------------------------

          Each holder of Warrant Shares agrees to indemnify and hold harmless the Company, its directors and officers and each Person or entity, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holders, but only with respect to information relating to such holders furnished in writing by such holders expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling Person, in respect of which indemnity may be sought against a holder of Warrant Shares, such holder shall have the rights and duties given to the Company and the Company or its directors or officers or such controlling Person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any holder of Warrant Shares hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Warrant Shares giving rise to such indemnification obligation.

          (3)  Contribution.
               ------------

          If the indemnification provided for in this Section 20(d) is unavailable to an indemnified party under Section 20(d)(1) or Section 20(d)(2) (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 20(d)(1), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Warrant Shares agree that it would not be just and equitable if contribution pursuant to this Section 20(d)(3) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
     Section 20(d)(3), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Warrant Shares sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (E)  REGISTRATION EXPENSES.
          ---------------------

               (1) All expenses incident to the Company's performance of or compliance with this Section 20 will be paid by the Company, regardless of whether any registration statement required hereunder becomes effective, including, without limitation:

                    (i) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD);

                    (ii) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or, in the case of a non-underwritten offering, the selling holders solely in connection with blue sky qualifications of the Warrant Shares and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of Warrant Shares being sold may designate);

                    (iii) printing (including, without limitation, expenses of printing or engraving certificates for the Warrant Shares and of printing prospectuses), messenger, telephone and delivery expenses;

                    (iv) fees and disbursements of counsel for the Company, for the underwriters and for the selling holders of the Warrant Shares (subject to the provisions of Section 20(f)(3));

                    (v) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (vi) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Warrant Shares or legal expenses of any Person other than the Company, the underwriters and the selling holders);

                    (vii) securities acts liability insurance if the Company so desires or if the underwriters so require;

                    (viii) fees and expenses of other Persons retained by the Company; and

                    (ix) fees and expenses associated with any NASD filing required to be made in connection with the registration of the Warrant Shares, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD

     (all such expenses being herein called "Registration Expenses").

          (2) The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Warrant Shares to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

          (3) In connection with each registration of Warrant Shares required pursuant to subsection 20(b), the Company will reimburse the holders of Warrant Shares being registered pursuant to a registration statement required hereunder for the reasonable fees and disbursements of not more than one counsel representing all such holders chosen by the holders of a majority in number of such Warrant Shares.

     (F)  REPURCHASE OF WARRANTS.
          ----------------------

          (i)    Triggering Date.  In the event that a Public Market does not
                 ---------------
exist for the Common Stock of the Company on February 15, 2001 (the "Triggering Date"), the Company will be required, at its option, to (A) make an offer to purchase (the "Warrant Repurchase") all outstanding Warrants and Warrant Shares issued by it in cash at the Repurchase Price on such date or (B) to take all necessary action at its own expense to cause all the Warrant Shares issued or issuable by it to be registered with the SEC pursuant to an effective registration statement under the Securities Act (including the filing and making available to holders of Warrant Shares and their designees a prospectus meeting the requirements of
Section 10(a)(3) thereunder) and in accordance with applicable state securities laws no later than August 14, 2001. In connection with such a registration statement, the Company shall comply with the procedures and conditions specified in subsection 20(c), and the indemnification provisions of subsection 20(d) shall apply.

          (ii)   Notice of Election.  In the event the Company intends to
                 ------------------
effect a Warrant Repurchase, the Company shall as promptly as practicable following the Triggering Date, give notice of the terms of the Warrant Repurchase (a "Repurchase Notice") to each holder, as of the Triggering Date, of then outstanding Warrants and Warrant Shares. Each Repurchase Notice: (A) shall be given by the Company directly to all holders of the Warrants and Warrant Shares, with a copy to the Warrant Agent and the transfer agent for the Company's Common Stock or such other agent appointed by the Company for repurchase of the Warrant Shares (the "Transfer Agent") and (B) shall be given within five business days after the Triggering Date and shall specify (v) the date on which the Warrant Repurchase will occur (the "Repurchase Date"), which date will not be less than 30 days nor more than 45 days following the Triggering Date, (w) the manner in which Warrants and Warrant Shares may be surrendered to the Warrant Agent and the Transfer Agent, respectively, for repurchase by the Company, (x) the Repurchase Price at which the Warrants and Warrant Shares will be repurchased by the Company, (y) the name of the Independent Financial Expert, if any, whose valuation of the Common Stock was utilized in connection with determining such Repurchase Price and (z) that payment of the Repurchase Price will be made by the Warrant Agent with respect to the Warrants and the Transfer Agent with respect to the Warrant Shares. If the Company does not intend to effect a Warrant Repurchase, the Company shall give notice (a "Registration Notice") to the Warrant Agent and each holder, as of the Triggering Date, of then outstanding Warrant Shares. The Registration Notice (or notices) shall specify (A) the manner in which the Warrant Shares shall be registered and (B) the date on which the registration statement covering the Warrant Shares shall have been declared effective.

          (iii)  Payment for Warrants.
                 --------------------

                 (A) To receive payment for any unexercised Warrants and any Warrant Shares pursuant to this paragraph (f), each holder thereof shall, except as otherwise provided herein, surrender to the Warrant Agent the Warrant Certificates evidencing such holder's Warrants and the Warrant Shares.

                 (B) As promptly as practicable and, in any event, within five days following the issuance of any Repurchase Notice, the Company shall deposit with the Warrant Agent and the Transfer Agent funds sufficient to make payment for all unexercised Warrants and Warrant Shares, respectively. After receipt of such deposit from the Company, the Warrant Agent or the Transfer Agent, as the case may be, shall make payment to each holder, by delivering a check in an amount equal to the Repurchase Price for each Warrant and each Warrant Share surrendered by such holder in accordance with this paragraph (f), to such Person or Persons as it may be directed in writing by any holder surrendering Warrant Certificates or

Warrant Shares, net of any transfer taxes required to be paid in the event that the check is to be delivered to a Person other than the holder. Any funds not used to pay for Warrants or Warrant Shares within 180 days after the Repurchase Date shall be promptly returned to the Company.

          (iv)   Compliance with Laws.  Notwithstanding anything contained in
                 --------------------
this effect aparagraph (f), if the Company is required to comply with laws or regulations in connection with making the Warrant Repurchase, such laws or regulations shall govern the making of such Warrant Repurchase. The Company shall immediately notify the Warrant Agent in writing if any such laws or regulations shall require the Company to supplement or amend this Agreement or to modify or amend the procedures or manner of such repurchase or any other provisions set forth herein and the Warrant Agent shall not be responsible or liable for making any such determination, complying with any such laws or regulations or for the failure of the Company to so notify the Warrant Agent.

     SECTION 21. TAG-ALONG RIGHTS WITH RESPECT TO VANGUARD.
                 -----------------------------------------

     (a) If, prior to the time a Public Market exists, Vanguard at any time or from time to time proposes to sell, exchange, transfer or in any other manner dispose of, in a Subject Transaction, shares of Common Stock or other securities convertible or exchangeable into Common Stock, in an amount aggregating more than 25% of the Fully Diluted Shares at the time of such proposed transaction (a "Tag-Along"), then Vanguard and the Company shall promptly give written notice (a "Sale Notice") to each holder of Warrants or Warrant Shares (such Persons being referred to as "Eligible Holders") and to the Warrant Agent. Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Common Stock in the Tag-Along; (ii) the number of shares of Common Stock or other securities proposed to be transferred or sold by Vanguard, and the proposed amount and form of consideration to be paid for such shares of Common Stock or other securities and the terms and conditions of payment offered by each proposed transferee or purchaser; (iii) the number of Warrants and Warrant Shares (including Warrant Shares which could be acquired upon exercise of outstanding Warrants (the "Unexercised Warrant Shares")) held of record as of the close of business on the date of the Sale Notice (the "Notice Date") by the Eligible Holder to whom the notice is sent and the aggregate number of Warrant Shares and Unexercised Warrant Shares outstanding on the Notice Date; (iv) the number of Warrants and Warrant Shares that the Eligible Holder is entitled to include in the Tag-Along (as computed in accordance with the equation set forth in subsection (b) below) assuming each Eligible Holder elected to sell the maximum number of Warrants and Warrant Shares possible; (v) the aggregate number of shares of Common Stock and securities convertible, exchangeable or exercisable into Common Stock held of record as of the Notice Date by Vanguard; (vi) the number of Warrants and Warrant Shares in the Tag-Along Allotment (as defined below); (vii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along" rights provided for herein and has agreed to purchase Warrants and Warrant Shares in accordance with the terms hereof; and (viii) the proposed date of the Tag-Along. The number of Warrants and Warrant Shares that all of the Eligible Holders shall be entitled to include in such Tag-Along in the aggregate (the "Tag-Along Allotment") shall equal the product of (A) the total number of shares of Common Stock or other securities proposed to be sold or otherwise disposed of by Vanguard pursuant to the Tag-Along (without giving effect to the "Tag-Along" rights provided herein or the rights of any other stockholder of the Company to participate in such proposed sale or other disposition), multiplied by (B) a fraction, the numerator of which is the total number of Warrant Shares and Unexercised Warrant Shares at the time owned by all of the Eligible Holders, and the denominator of which is equal to the sum of (i) the total number of Warrant Shares and Unexercised Warrant Shares at the time owned by all of the Eligible Holders as of the Notice Date, plus (ii) the total number of shares of Common Stock on a fully-diluted basis owned by Vanguard as of the Notice Date plus (iii) the total number of shares of Common Stock, if any, with respect to which the holders thereof have elected to exercise co-sale rights in connection with such Tag-Along pursuant to Section 2.8 of the Investor Rights Agreement. Without limiting the foregoing, nothing contained in this Agreement shall be deemed to limit or modify the relative priorities and rights of the parties to the Investor Rights Agreement, including, without limitation, the relative priorities and rights set forth in Section 2.8 thereof.

     (b) Each such Eligible Holder shall have the right, but not the obligation, exercisable upon written notice (the "Exercise Notice") to Vanguard and the Company within 20 business days after receipt by such Eligible Holder of such copy of the Sale Notice, to participate in the proposed disposition of shares of Common Stock on the terms and conditions set forth in the Sale Notice. The Exercise Notice shall set forth the number of Warrants and Warrant Shares that such Eligible Holder elects to include in the in the Tag-Along Allotment, which shall not exceed the product of (i) the Tag-Along Allotment, multiplied by
(ii) a fraction, the numerator of which is the number of Warrant Shares and Unexercised Warrant Shares owned by such Eligible Holders as of the Notice Date, and the denominator of which is the total number of Warrant Shares and Unexercised Warrant Shares owned by all of the Eligible Holder as of the Notice Date. The Exercise Note shall also specify the aggregate number of additional Warrants and Warrant Shares owned by such Eligible Holder as of the Notice Date, if any, which such Eligible Holder desires also to include in the Tag-Along ("Additional Tag-Along Shares") in the event there is an under-subscription for the entire Tag-Along Allotment. In the event there is an under-subscription by the Eligible Holders for the entire Tag-Along Allotment, Vanguard shall apportion the number of the unsubscribed Warrants and Warrant Shares to Eligible Holders whose Exercise Notices specify an amount of Additional Tag-Along Shares, which apportionment shall be on a pro rata basis among such Eligible Holders in accordance with the number of Additional Tag-Along Shares specified by all such Eligible Holders in their Exercise Notices.

     Any such sales by any Eligible Holder shall be on the same terms and conditions as the proposed disposition of shares of Common Stock or other securities by Vanguard; provided, however, that (i) no Eligible Holder shall be required to make any representation, covenant or warranty in connection with the Tag-Along, other than any representation, covenant or warranty that is several and not joint and several as to its ownership and authority to sell, free of liens, claims and encumbrances, the Warrants and Warrant Shares proposed to be sold by it and (ii) the maximum liability of any Eligible Holder in respect of any such representation, covenant or warranty shall be expressly limited to the aggregate consideration received by such Eligible Holder in connection with any Tag-Along.

     If an Exercise Notice is not received by the Company from any Eligible Holder within 20 business days after receipt by such Eligible Holder of the Sale Notice, Vanguard shall have the right to sell or otherwise transfer the number of shares of Common Stock and other securities specified in the Sale Notice to the proposed purchaser or transferee without any participation by such Eligible Holder (subject to the right of other Eligible Holders to sell additional Warrants and Warrant Shares in the event of an under-subscription by Eligible Holders, as described above), but only on terms and conditions no more favorable in any respect to Vanguard than those stated in such Sale Notice to the Eligible Holders and only in such sale occurs on a date within 30 business days after the proposed date of the Tag-Along as set forth in the Sale Notice.

     (c) Each Eligible Holder participating in the proposed disposition shall concurrent with, and as a condition to, the exercise of its rights, deliver to the Company, as agent for such Eligible Holder, for delivery to the proposed purchaser or transferee, one or more certificates, properly endorsed for transfer or accompanied by stock transfer powers duly endorsed for transfer (with signature guaranteed), with all stock transfer taxes paid and stamps affixed, which represent the number of Warrants and Warrant Shares that such Eligible Holder elects to dispose of pursuant to this Section 21.

     (d) The stock certificate or certificates delivered by an Eligible Holder to the Company pursuant to Section 21(d) shall be delivered by the Company to the proposed purchaser or transferee on behalf of such Eligible Holder in consummation of the disposition of Warrants or Warrant Shares pursuant to the terms and conditions specified in this Section 21 and the Company shall promptly thereafter remit to such Eligible Holder that portion of the proceeds of disposition to which such Eligible Holder is entitled by reason of its participation.

     (e) Vanguard shall not enter into any Subject Transaction constituting a Tag-Along unless the pledgee or purchaser therein shall agree in writing to be bound by the provisions of this Agreement and to deliver written notice of such agreement to the Company and to the Warrant Agent.

     (f) The foregoing notwithstanding, this Section 21 shall not apply to (i) transfers by Vanguard to any of its Affiliates, (ii) transfers by an Affiliate of Vanguard to another Affiliate of Vanguard, (iii) transfers by Vanguard of shares of Common Stock and other securities if required to do so to comply with applicable laws or regulations if, by providing the tag-along rights set forth in this Section 21, Vanguard would, in its reasonable judgment, be materially prejudiced in complying with such laws and regulations, and (iv) transfers by Vanguard and its Affiliates made pursuant to an effective registration statement under the Act; provided that in the case of clauses (i), (ii), and (iii) above, the transferee agrees in writing to be bound by the provisions of this Section 21.

     (g) The Warrant Agent shall have no duty and responsibility to ensure compliance by the Company, Vanguard or any holder with this Section 21.

     SECTION 22. CHANGE OF WARRANT AGENT. If the Warrant Agent shall become
                 -----------------------
incapable of acting as a Warrant Agent or shall resign as provided below, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent, then the Warrant Agent may apply to any court of competent jurisdiction for an appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment, the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor Warrant Agent. The Warrant Agent may resign at any time and be discharged from the obligations hereby created by so notifying the Company in writing at least 30 days in advance of the proposed effective date of its resignation. If no successor Warrant Agent accepts the engagement hereunder by such time, the Company shall act as Warrant Agent. The indemnity provisions of subsection 19(e) shall survive the resignation or removal of any Warrant Agent.

     SECTION 23. NOTICES TO THE COMPANY AND WARRANT AGENT.  Any notice or
                 ----------------------------------------
demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if deposited in the mail, first class or registered, postage prepaid, or delivered by telex, telecopier or overnight courier guaranteeing next day delivery to the other's address, as follows:

                    International Wireless Communications Holdings, Inc. 400 South El Camino Real
                    San Mateo, California 94402
                    Attention: Chief Financial Officer

          with a copy to:

                    Gunderson Dettmer Stough Villeneuve
                    Franklin & Hachigian, LLP
                    600 Hansen Way
                    Second Floor
                    Palo Alto, California 94303
                    Attention: Brooks Stough

          If to the Warrant Agent:

                    Bankers Trust Company
                    4 Albany Street
                    New York, New York  10006
                    Attention:  Corporate Market Services

     The Company or the Warrant Agent, by notice to the others, may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to holders of the Warrants) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, notices to the Warrant Agent shall only be effective upon receipt.

     Any notice or communication to a holder of Warrants shall be mailed by first class mail or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Warrant Agent. Failure to mail a notice or communication to any holder or any defect in it shall not affect its sufficiency with respect to any other holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to holders of Warrants, it shall mail a copy to the Warrant Agent at the same time.

     SECTION 24. SUPPLEMENTS AND AMENDMENTS.  The Company and the Warrant
                 --------------------------
Agent may from time to time supplement or amend this Agreement without the consent of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of holders shall require the written consent of registered holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates). The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the number of Warrant Shares purchasable upon exercise of Warrants would be decreased or the Exercise Price would be increased.

     SECTION 25. SUCCESSORS.  All the covenants and provisions of this
                 ----------
Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 26. TERMINATION.  Except as otherwise provided in this section,
                 -----------
this Agreement shall terminate at 5:00 p.m., New York, New York time on August 15, 2001. Notwithstanding the foregoing, this Agreement will terminate on such earlier date on which all outstanding Warrants have been exercised. The indemnification provisions of subsections 19(e) and 20(d) shall survive such termination indefinitely, and the provisions of subsection 20(a) hereof shall survive for 30 days after such termination.

     SECTION 27. GOVERNING LAW; JURISDICTION.  This Agreement and each Warrant
                 ---------------------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the internal laws of said State. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and any federal court located in such state in connection with any action, suit or proceeding arising out of or relating to this Agreement.

     SECTION 28. BENEFITS OF THIS AGREEMENT.  Nothing in this Agreement shall
                 --------------------------
be construed to give to any Person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

     SECTION 29. COUNTERPARTS.  This Agreement may be executed in any number
                 ------------
of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 30. FURTHER ASSURANCES.  From time to time on and after the date
                 ------------------
hereof, the Company shall deliver or cause to be delivered to the Warrant Agent such further documents and instruments and shall do and cause to be done such further acts as the Warrant Agent shall reasonably request (it being understood that the Warrant Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS HOLDINGS, INC.


                              By: /s/ Douglas S. Sinclair
                                 ------------------------------------
                                 Name:  Douglas S. Sinclair
                                 Title: Executive-vice President and
                                         Chief Financial Officer


                              BANKERS TRUST COMPANY,
                                as Warrant Agent


                              By:/s/ Kevin Weeks
                                 ------------------------------------
                                 Authorized Signatory



     The undersigned referred to in the foregoing Warrant Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound by and to comply with the terms of Section 21 thereof insofar as such terms are applicable to it.


                              VANGUARD CELLULAR OPERATING CORP.


                              By:_____________________________________
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              INTERNATIONAL WIRELESS
                              COMMUNICATIONS HOLDINGS, INC.


                              By:_______________________________________
                                 Name:
                                 Title:


                              BANKERS TRUST COMPANY,
                                as Warrant Agent


                              By:_______________________________________
                                 Authorized Signatory



     The undersigned referred to in the foregoing Warrant Agreement hereby acknowledges receipt of a copy thereof and agrees to be bound by and to comply with the terms of Section 21 thereof insofar as such terms are applicable to it.


                              VANGUARD CELLULAR OPERATING CORP.


                              By: /s/ Richard C. Rowlenson
                                 ---------------------------------------
                                 Name:  Richard C. Rowlenson
                                 Title: Vice President

                                                                       EXHIBIT A


                         [Form of Warrant Certificate]

                                    [Face]


          This security is a global security within the meaning of the Warrant Agreement relating hereto. Unless and until it is exchanged in whole or in part for Warrants in definitive form, this Warrant may not be transferred except as a whole by the Depository with respect to this Warrant (the "Depository") to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein./1/

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC. (THE "COMPANY") OR ANY AFFILIATE (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR THERETO) (THE "RESALE RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A)TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS SUCH SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A

____________________________

/1/  This paragraph is to be included only if the Warrant is in global form.

     UNDER THE SECURITIES ACT ("RULE 144A") TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT, IN THE CASE OF ANY TRANSFER OF UNITS, THE REGISTRAR, IN THE CASE OF ANY TRANSFER OF SENIOR NOTES, AND TO THE WARRANT AGENT, IN THE CASE OF ANY TRANSFER OF THIS SECURITY, A SIGNED LETTER (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE UNIT AGENT, THE REGISTRAR OR THE WARRANT AGENT, AS APPLICABLE) CERTIFYING TO THE COMPANY AND SUCH AGENT THAT SUCH TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION,
     (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER SHALL, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     UNTIL THE EARLIEST TO OCCUR OF (i) NOVEMBER 15, 1996, (ii) THE OCCURRENCE OF AN EXERCISE EVENT, (iii) THE DATE A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE SECURITIES OR A SHELF REGISTRATION STATEMENT FOR THE SECURITIES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (iv) SUCH EARLIER DATE AS MAY BE DETERMINED BY THE INITIAL PURCHASERS (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THE SECURITIES EVIDENCED HEREBY), THE SECURITIES EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE $1,000 PRINCIPAL AMOUNT OF SENIOR NOTES (AS DEFINED IN THE WARRANT AGREEMENT), OF INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC. FOR EACH WARRANT SO TRANSFERRED.

No.________                                        ______ Warrants

                              Warrant Certificate

             INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC..

          This Warrant Certificate certifies that _________, or its registered assigns, is the registered holder of Warrants expiring August 15, 2001 (the "Warrants") to purchase Common Stock, $0.01 par value per share (the "Common Stock"), of International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"). Each Warrant initially entitles the holder upon exercise to receive from the Company on or before 5:00 p.m., New York City time, on August 15, 2001, 11.638 fully paid and nonassessable shares of Common Stock ("Warrant Shares") at the initial exercise price (the "Exercise Price") of $0.01 for each Warrant Share payable in (i) the form of cash or by certified or official bank check payable to the order of Company, (ii) by tendering 14% Senior Secured Discount Notes due 2001 issued in connection with the Warrants (the "Senior Notes") having an Accreted Value at the time of tender equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) with any combination of cash, Senior Notes or Warrants, upon surrender of this Warrant Certificate with the form of election to purchase common stock set forth on the reverse side hereof duly completed and executed by the holder hereof and payment in full of the Exercise Price at the office or agency of the Company designated for such purpose, which initially will be the corporate trust office of the Warrant Agent in New York, New York, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment in the event the Company has not completed a Threshold Initial Public Offering (as defined in the Warrant Agreement) on or prior to May 15, 1997 and upon the occurrence of certain events set forth in the Warrant Agreement.

          No Warrant may be exercised after 5:00 p.m., New York City Time on August 15, 2001, and to the extent not exercised by such time such Warrants shall become void.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

          This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

          IN WITNESS WHEREOF, International Wireless Communications Holdings, Inc. has caused this Warrant Certificate to be signed manually or by facsimile by its duly authorized officers.



                                   INTERNATIONAL WIRELESS
                                   COMMUNICATIONS HOLDINGS, INC.


                                   By:____________________________________
                                      Name:
                                      Title:


                                   By:____________________________________
                                      Name:
                                      Title:

Dated:


Countersigned:

BANKERS TRUST COMPANY
as Warrant Agent


By:___________________________________
   Authorized Signature

                         [Form of Warrant Certificate]

                                   [Reverse]

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring August 15, 2001 entitling the holder on exercise to receive shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of August 15, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company, to Bankers Trust Company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations or rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after the opening of business on the first business day following the date on which an Exercise Event has occurred, and on or before August 15, 2001. An Exercise Event means (i) a Change of Control (as defined in the Warrant Agreement), (ii) the closing of an Initial Public Offering (as defined in the Warrant Agreement), (iii) the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company or (iv) August 14, 2001.

          The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase common stock attached hereto duly completed and executed by the holder hereof, together with payment of the Exercise Price in (i) the form of cash or by certified or official bank check payable to the order of the Company, (ii) by tendering Senior Notes having an Accreted Value at the time of tender equal to the Exercise Price, (iii) by tendering Warrants having a fair market value equal to the Exercise Price or (iv) any combination of cash, Senior Notes or Warrants, at the office or agency designated for such purpose, which will initially be the corporate trust office of the Warrant Agent in New York, New York. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No fractional shares of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The number of shares of Common Stock issuable upon exercise of a Warrant (the "Warrant Number") is subject to adjustment from time to time upon the occurrence of certain events, including (a) the failure by the Company to complete a Threshold Initial Public Offering (as defined in the Warrant Agreement) prior to the IPO Contingency Date (as defined in the Warrant Agreement), (b) certain subdivisions, combinations or certain reclassifications of the Common Stock and (c) sales by the Company of Common Stock or of any other security convertible into or exchangeable for Common Stock (other than (i) pursuant to the exercise of the Warrants, (ii) pursuant to the conversion of any shares of capital stock of the Company outstanding on the date of the Warrant Agreement or (iii) any security convertible into, or exchangeable or exercisable for, Common Stock as to which the issuance thereof has previously been the subject of any required adjustment pursuant to the Warrant Agreement) at a price per share less than the Current Market Value (as defined in the Warrant Agreement) at the time of determination.

          If the Company is a party to a consolidation, merger or binding share exchange, or certain transfers of all or substantially all of its assets occur, the right to exercise a Warrant for Common Stock may be changed into a right to receive securities, cash or other assets of the Company or another person.

          The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Such registration rights are set forth in full in Section 20 of the Warrant Agreement. The holders of the Warrants and the Warrant Shares also are entitled to certain tag-along rights and such rights are set forth in full in Section 21 of the Warrant Agreement.

          In the event that a Public Market (as defined in the Warrant Agreement) does not exist for the Common Stock on February 15, 2001, the Company will be required, at its option, to either make an offer to purchase all outstanding Warrants and Warrant Shares or register all Warrant Shares under the Securities Act of 1933, as amended, all as set forth in Section 20 of the Warrant Agreement.

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by an notice to the contrary.

          In general, holders of Warrants will not be entitled, by virtue of being such holders, to receive notice of any meetings of stockholders or otherwise have any right of stockholders of the Company.

                        [Form of Election to Purchase]

                   (To Be Executed Upon Exercise of Warrant)


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _______ shares of Common Stock and herewith (check item) tenders payment for such shares to the order of International Wireless Communications Holdings, Inc. in the amount of $______ per share of Common Stock in accordance with the terms hereof, as follows:

[_]            (i)     $________ in cash or certified or official bank check to
     the order of the Company;

[_]            (ii)    by surrender of Senior Notes with an Accreted Value of
     $_________; or

[_]            (iii)   by surrender of Warrants having a fair market value of
     $__________.

          The undersigned requests that a certificate for such shares be registered in the name of ___________________, which person, if other than the undersigned, is the __________ (e.g., nominee or affiliate) of the undersigned, and whose address is __________________________ and that such shares be delivered to ___________________________ whose address is ________________.

          If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ________________, which person, if other than the undersigned, is the _____________ (e.g., nominee or affiliate) of the undersigned, and whose address is ____________________, and that such Warrant Certificate be delivered to ________________, whose address is ______________________.


                              ___________________________________________
                                                Signature



                              Date:______________________________________



                              ___________________________________________
                                         Signature Guaranteed

                 SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS/2/
                 --------------------------------------------


The following exchanges of a part of this Global Warrant for definitive Warrants have been made:


                                         Number of
                                         Warrants of
              Amount of     Amount of    this Global
              decrease in   increase in  Warrant       Signature of
              Number of     Number of    following     authorized
              Warrants of   Warrants of  such          signatory of
Date of       this Global   this Global  decrease (or  Warrant
Exchange      Warrant       Warrant      increase)     Agent
- --------      -----------   -----------  ------------  ------------


________________________________

/2/  This is to be included only if the Warrant is in global form.

                                                                       EXHIBIT B

                 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                     REGISTRATION OF TRANSFER OF WARRANTS

Re: _______ Warrants to purchase common stock (the "Warrants") of International Wireless Communications Holdings, Inc.

          This Certificate relates to _____ Warrants held in * ______ book-entry or * _______ definitive form by _______ (the "Transferor").

The Transferor*:

     [_] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrants held by the Depository a Warrant or Warrants in definitive, registered form of authorized denominations and aggregate principal amount equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

     [_] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

          In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants (the "Warrant Agreement") and as provided in Section 7 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Act (as defined below) because:

     [_] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 7(i) of the Warrant Agreement).

     [_] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act"), in reliance on Rule 144A.

     [_] Such Warrant is being transferred in accordance with Rule 144 under the Act, or pursuant to an effective registration statement under the Act.

     [_] Such Warrant is being transferred pursuant to Rule 904 under the Act and documents are being furnished which comply with the conditions of transfer set forth in the Warrant Agreement.



__________________________
*    Check applicable box.

     [_] Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act, other than Rule 144A or Rule 904 under the Act. Documents are being furnished which comply with the conditions of transfer set forth in the Warrant Agreement.


                                   ___________________________________________
                                   [INSERT NAME OF TRANSFEROR]


                                   By:_______________________________________
                                      Name:
                                      Title:

Date:____________________________

                                                                       EXHIBIT C


                           [Form of Transfer Legend]


                                    [Face]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1, (2), (3), OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY OR THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR THERETO) (THE "RESALE RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS SUCH SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A, (C) TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE UNIT AGENT, IN THE CASE OF ANY TRANSFER OF UNITS, TO THE REGISTRAR, IN THE CASE OF ANY TRANSFER OF SENIOR NOTES, AND TO THE WARRANT AGENT, IN THE CASE OF ANY TRANSFER OF ANY WARRANTS, A SIGNED LETTER (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT CERTIFYING TO THE COMPANY AND SUCH AGENT THAT SUCH TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IS ACQUIRING SUCH SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, OR
(F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT

AGENT AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                       EXHIBIT D


                  (Transfers to Non-QIB Accredited Investors)



                                                       ___________________, ____

Bankers Trust Company
4 Albany Street
New York, New York  10006
Attention:  Corporate Market Services


          Re:  INTERNATIONAL WIRELESS
               COMMUNICATIONS HOLDINGS, INC.
               Common Stock Purchase Warrants (the "Warrants")
               -----------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed purchase of Common Stock Purchase Warrants (the "Securities") of International Wireless Communications Holdings, Inc. (the "Company"), we confirm that:

     1. We have received a copy of the Offering Memorandum (the "Offering Memorandum"), dated August 9, 1996, relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated on pages 3 and 4 of the Offering Memorandum and in the section entitled "Transfer Restrictions" of the Offering Memorandum, including the restrictions on duplication and circulation of the Offering Memorandum.

     2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Warrant Agreement relating to the Securities (as described in the Offering Memorandum) and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (i) to the

Company or any of its subsidiaries, (ii) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), in accordance with Rule 144A to a "qualified institutional buyer" (as defined in Rule 144A), (iii) to non-U.S. Persons outside the United States in accordance with Rule 904 of the Regulation S under the Securities Act, (iv) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Warrant Agent (as defined in the Warrant Agreement relating to the Securities), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from the Warrant Agent), (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

     4. We are not acquiring the Securities for or on behalf of, and will not transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974 as amended), except as permitted in the section entitled "Transfer Restrictions" of the Offering Memorandum.

     5. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Warrant Agent and the Company, such certification, legal opinions and other information as the Warrant Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We acknowledge that the Warrant Agent and the Company will rely upon the truth and accuracy of such information. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

     6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

     7. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion. We are not acquiring the Securities with a view toward distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        By:  ___________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT E



       (FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERVS
                           PURSUANT TO REGULATION S)

                                                              ____________, ____



Bankers Trust Company
4 Albany Street
New York, New York  10006
Attention:  Corporate Market Services

          Re:  International Wireless Communications Holdings, Inc. (the
               "Company")
               Common Stock Purchase Warrants
               ---------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of _______ Common Stock Purchase Warrants (the "Securities"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

1. The offer of the Securities was not made to a person in the United States or to a U.S. Person;

2. Either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States and a non-U.S. Person, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

3. No directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

4. The transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

5. We have advised the transferee of the transfer restrictions applicable to the Securities.

          You and the Company are entitled to reply upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                              Very truly yours,

                              [Name of Transferor]


                              By____________________________
                                    Authorized Signature



0039077.16

                                      E-2